UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/18/2007

Tesco Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28778

Alberta	Not Applicable
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3993 West Sam Houston Parkway North
Suite 100
Houston, TX 77043-1211
(Address of principal executive offices, including zip code)

713-359-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On May 18, 2007, the shareholders of Tesco Corporation (the "Company") approved the Amended and Restated Tesco Corporation 2005 Incentive Plan (the "Incentive Plan") and the amended and restated Tesco Corporation Employee Stock Savings Plan (the "ESSP"), pursuant to proposals that were submitted to the shareholders for approval at the Company's Annual Meeting of Shareholders. The Incentive Plan and the ESSP were previously approved by the Board of Directors of the Company (the "Board") on March 6, 2007.

INCENTIVE PLAN

The following summary of the Incentive Plan is qualified in its entirety by reference to the complete text of the Incentive Plan, which is filed as Exhibit 10.1 to this Current Report and is hereby incorporated by reference.

Background and Purpose

The Company adopted a stock option plan in 1994, which was amended on several occasions, most recently in 2005 when shareholders approved the 2005 Tesco Corporation Stock Option Plan (the "Previous Plan"). Among other things, the Previous Plan only provided for the grant of stock options. The Incentive Plan allows grants of stock options (including incentive stock options), stock appreciation rights, ("SARs") phantom stock, bonus stock, performance based and/or time based restricted stock units, and other stock or performance based awards.

Administration of the Plan

The Incentive Plan provides for grants to be approved by the Board, however, the Board may elect to delegate such authority to the Compensation Committee in the following circumstances:

-        the Compensation Committee will have the power to (a) evaluate the chief executive officer's awards and performance relating thereto and to determine awards and (b) as to other executive officers the compensation committee shall make recommendations to the board of directors with respect to awards;
-        the Compensation Committee will make awards intended to be "performance-based compensation" under Section 162(m) of the Internal Revenue Code to the chief executive officer and the four other highest paid officers; and
-        the Compensation Committee may make awards in other circumstances to satisfy an exemption from Section 16 short swing trading rules.

The Incentive Plan grants broad powers to the Board (or Compensation Committee, as applicable) to set terms of awards, including as to vesting (e.g. vesting may be set on any schedule (i.e. not just over three years) and on any criteria, including performance).

Shares Reserved Under the Plan

The Incentive Plan provides for the aggregate plan limits of 10% of the outstanding shares on a non-diluted basis.

Awards Under the Plan

Stock Options. Rights to purchase a specified number of common shares of the Company at a specified exercise price and subject to the terms and conditions set forth in the option grant may be granted under the Incentive Plan. At the time the option is granted, the Board or Compensation Committee, as appropriate, will determine the number of shares subject to the option, the exercise (or purchase) price per share, the period during which the option may be exercised and the restrictions and conditions on and to that exercise. However, stock options cannot be granted at less than market value which is defined as the higher of: (i) the closing trading price of the shares on the Toronto Stock Exchange (the "TSX") on the last trading day prior to the date of grant; or (ii) the average of the high and low prices on the U.S. exchanges on which the Company's shares trade on the date of grant. The award may specify whether settlement will be in cash, in shares, or a combination of cash or shares.

SARs. Upon the exercise of a vested SAR (and in the case of a tandem SAR, the related option), a participant will be entitled to payment equal to the excess of the market value of a common share of the Company on the date of exercise over the subscription or base price under the SAR. The award may specify whether settlement will be in cash, in shares, or a combination of cash or shares.

Restricted Stock Units, Performance Stock Units and Other Awards. Each restricted stock unit or performance stock unit granted under the Incentive Plan generally represents one common share of the Company. Vested units will generally be settled upon vesting by delivery of a Company share for each vested unit or payment of a cash amount equal to the market value of a Company share at the time of settlement, as specified in the award. The award may provide for the accrual of dividend equivalent amounts in respect of awards of restricted stock units or performance stock units before settlement. Performance stock units and other awards intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code generally will condition the amount payable (or shares issuable) upon the achievement of performance goals.
Transferability. Unless an award otherwise provides, an award is not transferable, other than by testamentary disposition by the participant or the laws of intestate succession. The Board or the Compensation Committee, as applicable, may allow transfers to family members or related entities. No transfer of incentive stock options may be made unless permitted by Section 422 of the Internal Revenue Code.
Change of Control. The Incentive Plan provides that either the Board or Compensation Committee, as applicable, may decide to accelerate awards (and the expiration dates) upon a change of control or specify in the awards that such acceleration will automatically occur.

Termination of Employment or Service

Unless otherwise determined by the Board or the Compensation Committee, as applicable, or otherwise set forth in the terms of an individual award, the following general rules will apply with respect to awards granted under the Incentive Plan:
-        if employment or service is terminated for any reason whatsoever other than death, disability or retirement (or if service of a consultant is terminated for any reason whatsoever other than death), non-vested awards will terminate and the participant will be able to exercise his or her rights with respect to the vested portion of the award until the earlier of the date specified in the award, if any, or the 90th day after termination;
-        if the employment or service is terminated by retirement, non-vested awards will terminate and the participant will be able to exercise his or her rights with respect to the vested portion of the award until the earlier of the date specified in the award or during the one year period following retirement (three months in the case of incentive stock options); and
-        if employment or service is terminated by death or disability of an employee or director (or death of a consultant), non-vested awards will terminate and the participant (or his or her estate) will be able to exercise his or her rights with respect to the vested portion of the award until the earlier of the date specified in the award or during the one year period following death or disability (and special provisions are made with respect to death or disability after retirement and while the retiree has the power to exercise an award as provided above).

The Incentive Plan allows the Board or Compensation Committee, as applicable, to set other terms relating to termination of employment or service and relating to leaves of absence, including allowing or providing for acceleration of vesting, termination as to vested portions of the award (for example upon termination for cause), and continuation of awards (or exercise periods) beyond the period generally provided above.

Amendment or Termination

The Incentive Plan provides that the Board may amend, suspend or terminate the Incentive Plan, subject to applicable legal or stock exchange requirements. The Incentive Plan specifically provides that, to the extent required by applicable law or by stock exchange requirements, shareholder approval will be required for the following types of amendments:

-        any amendments which would result in the exercise price for any award granted under the Incentive Plan being lower than the market value of the shares underlying the award at the time the award is granted;
-        any amendment which reduces the exercise price or purchase price of an award;
-        any amendment extending the term of an award held by an insider beyond its original expiry date except as otherwise permitted by the Incentive Plan;
-        the adoption of any option exchange involving award; and
-        any other amendment required to be approved by shareholders under applicable law or rules of a stock exchange.

The Incentive Plan is effective with respect to grants of awards issued before May 18, 2017.

EMPLOYEE STOCK SAVINGS PLAN

The following summary of the ESSP is qualified in its entirety by reference to the complete text of the ESSP, which is filed as Exhibit 10.2 to this Current Report and is hereby incorporated by reference.

The Company originally adopted an employee stock savings plan in 1994 which was most recently amended in 2001 (the "Previous ESSP"). The amendments and restatements approved by the Company's shareholders on May 18, 2007 are being made because of the Company's transition from a foreign private issuer under the Securities Exchange Act. The ESSP continues most of the features of the Previous ESSP, however, the amendments allow direct issuances of shares to the accounts of executive officers pursuant to an exemption under Rule 16b-3 from the short swing trading provisions of Section 16(b) and make other changes to reflect the differences between US and Canadian tax and securities law.

Administration of the Plan

As with issuance of awards under the Incentive Plan, purchases will be approved and administered by the Board (or the Compensation Committee if the board elects to delegate its authority). The ESSP contemplates that purchases will be made on the 10th trading day following the month during which contributions by eligible employees were made. The purchase price will be the market value as of that day (defined as the higher of the closing trading price per share on the TSX on the last trading day prior to the grant date and the average of the high and low prices of shares traded in U.S. dollars on a U.S. exchange, in each case with certain adjustments if there is no trading in our shares on a relevant day).

Plan Limitations

The number of shares that can be issued to the executive officers under the ESSP will be limited to 500,000 shares, which represented 1.4% of the total issued and outstanding common shares as of March 31, 2007. For as long as the shares are listed for trading on the TSX and the standards with respect to security holder approval and with respect to security based compensation arrangements apply to the Company, the number of shares that may be issued to executive employees (including associates if required by TSX rules) within any one year period, and issuable to executive employees, at any time, under the ESSP and all other security-based compensation arrangements (as determined under the rules of the TSX), shall not exceed 10% of the issued and outstanding shares at any given date of determination.

Eligibility and Participation

Each employee (full time or permanent part-time) becomes eligible to participate on and after the first day of the "election period" commencing after the employee's completion of three months of service. Individuals classified as independent contractors, consultants, advisers, or members of the Board are not considered "employees." Eligibility to participate ceases upon termination of employment for any reason. The Board may, in its sole discretion, waive the foregoing eligibility qualification periods.

During an election period, an employee may elect to make voluntary contributions through payroll deductions of up to 7.5% of such employee's earnings during a "subscription period." An "election period" begins on the third business day following the Company's public earnings release with respect to a quarter or year (the "release date") and ends with the last day of the calendar month during which such release date occurs. An election initially is in effect with respect to the three-calendar month period commencing on the first day of the calendar month immediately following the release date. Each three-calendar month period after an election period is a "subscription period." Unless and until a new election is made, an election shall remain in force and apply to all subscription periods. With respect to executive employees, the board may fix election periods and subscription periods at longer (but not shorter) periods than described above.

Vesting, Withdrawal and Restrictions

All contributions are immediately vested, subject to limitations in the ESSP, and participation ceases upon termination of employment for any reason (except short term leaves). Upon termination, shares allocated to standard accounts will be distributed to the employee within 60 days (and any contributions not applied to purchases will also be distributed) and shares allocated to RRSP accounts (which is a tax-advantaged Group Registered Retirement Savings Plan account under Canadian law) will be transferred to individual RRSP accounts.

Once per calendar year an employee may withdraw all or any portion of the shares held in his or her account without penalty or additional transaction fees/charges.

Amendments and Termination

The ESSP provides that the Company may amend the ESSP, subject to applicable legal or stock exchange requirements that require shareholder approval. No amendment may reduce the then current balances (including allocated or purchased shares) in any employee's account. The Company may, in its sole discretion, suspend the operation of the ESSP at any time and, on 30 days notice to the employees, terminate the ESSP at any time.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 18, 2007, the shareholders of the Company approved certain amendments to the Company's by-laws. The amended and restated by-laws of the Company are attached to this Current Report as Exhibit 3.1. Below is a summary of the substantive differences between the provisions of the prior by-laws and the amended and restated (or "new") by-laws:

Prohibition on Loans to Officers

The prior by-laws did not prohibit the Company from making loans to its directors or officers. This prohibition is included in the new by-laws.

Meetings of the Board

The prior by-laws provided that a meeting of the Board may be convened by the Chairman, President or any director, and the new by-laws provide that a meeting of the Board may be called by the Chairman, Vice-Chairman, President, any Vice President or any two directors.

Quorum Requirements

The prior by-laws provided that the Board may not transact business at a Board meeting unless a quorum is present and at least half of the directors present are resident Canadians. The new by-laws remove the requirement that at least half of the directors present at a Board meeting be resident Canadians. The Company will continue to require at least one quarter of directors present at any meeting to be residents of Canada to conform to the requirements of the ABCA.

Voting Power of the Chairman

The prior by-laws provided that in the case of an equality of votes at any meeting of the Board at which a quorum is present the chairman of the meeting, in addition to his or her original vote, shall have a second vote. The new by-laws do not provide the chairman with a second vote in the event of an equality of votes.

Shareholder Meetings

The prior by-laws provided that meetings of the Company's shareholders shall be held in Alberta, Canada. The new by-laws provide that meetings of the Company's shareholders may be held at any place as determined by the Board which, subject to our articles, may be outside Canada.

Quorum at Shareholder Meetings

The prior by-laws provided that a quorum at a meeting of shareholders requires two persons present holding not less than one-twentieth of the shares entitled to vote at the meeting. The new by-laws require two persons present holding or representing not less than 33 1/3% of the shares entitled to vote at the meeting.

Ability of Shareholders to Call Meetings

The prior by-laws provided that the holders of not less than 5% of the Company's issued shares entitled to vote at a meeting of shareholders are entitled to requisition the directors to call a meeting of directors for the purpose stated in the requisition. If the Board fails to call a meeting of shareholders to conduct the business stated in the requisition within twenty-one days following the date they receive the requisition, any shareholder who signed the requisition may call the meeting. The new by-laws provide that the Board and, for so long as may be required by Canadian law, 5% in interest of our shareholders can call a meeting of shareholders.

Adjournment of Shareholder Meetings

The prior by-laws provided that the chairman of a meeting of shareholders may adjourn a meeting of shareholders to a fixed time and place and if the meeting is adjourned for an aggregate of less than 30 days it is not necessary to give notice of the adjournment. If a meeting is adjourned for an aggregate of more than 30 days, notice of the adjourned meeting shall be given as for an original meeting.

The new by-laws provide that the chairman may adjourn any meeting of shareholders to such time and place as the chairman determines.

Share Certificates.

The prior by-laws provided that a shareholder is entitled to a security certificate or a non-transferable written acknowledgement of his right to obtain a security certificate from the Company. The new by-laws provide that the Company's share capital may be certificated or uncertificated, at the option of the Company.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits

Exhibit 3.1        By-laws of Tesco Corporation

Exhibit 10.1        Amended and Restated Tesco Corporation 2005 Incentive Plan

Exhibit 10.2        Tesco Corporation Employee Stock Savings Plan

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tesco Corporation

Date: May 22, 2007	By:	/s/ James A. Lank
James A. Lank
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-3.1	By-laws of Tesco Corporation
EX-10.1	Amended and Restated Tesco Corporation 2005 Incentive Plan
EX-10.2	Tesco Corporation Employee Stock Savings Plan